VISLINK

FY 2021 Earnings Presentation

April 1, 2022



COMMAND TACTICAL UNIT
FDNY

At the heart of the action.

www.vislink.com

Safe Harbor Statement

These materials have been prepared by Vislink Technologies, Inc. ("Vislink" or the "Company") solely for use at the presentation. The information presented or contained in these materials is subject to change without notice. These materials contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, estimates and projections about us and our industry. The forward-looking statements are subject to various risks and uncertainties. The Company urges caution in considering its current trends and any outlook on earnings disclosed in this presentation. These forward-looking statements, which reflect the Company's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of the Company to be materially different from the performance indicated or implied by such statements. Words such as "expects", anticipates", "believes", "intends", "plans", "hopes", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated in forward-looking statements include, among others: progress, timing, cost, future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources, or patent protection for our products and commercialization activities; and other factors from time to time set forth in the Company's SEC reports, including but not limited to the discussion in Management's Discussion and Analysis and the risks identified in the Risk Factors contained in the Company's Form 10-K, which was filed with the Securities and Exchange Commission on **March 31, 2022**.

Our Mission

Making the capture and distribution of live video more immediate, immersive and intelligent.

IMMEDIATE

Enable real-time transmission of live footage captured from any video source, anywhere, any time


POLICE

IMMERSIVE

Delivering in-the-moment, highest-quality video for maximum audience engagement



INTELLIGENT

AI-powered systems that allow for production, analysis, distribution and monetization of video content



Our Markets

Sports, News & Entertainment
(48% of 2021 revenue)



$5+ Billion Market Opportunity[1]

LEADERSHIP/LEGACY

- 50-year history of video technology innovations putting audiences "at the heart of the action"
- Global leader in the wireless capture, delivery, and management of secure, high-quality video from live sports, entertainment, broadcast news

MilGov / Surveillance
(33% of 2021 revenue)



$7.5+ Billion Market Opportunity[2]

LEADERSHIP/LEGACY

- Trusted supplier to local, national, and NATO military and law enforcement organizations
- Provider of situational awareness capabilities in challenging environments and fluid situations

Satellite
(12% of 2021 revenue)



$2+ Billion Market Opportunity[3]

LEADERSHIP/LEGACY

- Global provider of satcom solutions, thirty years experience
- Several thousand terminals currently in use worldwide

VISLINK

[1] Source: Devoncroft 2020
[2] Source: FortuneBusinessInsights 2021
[3] Source: Vislink Estimate 2020

FY 2021 Highlights

- Revenues increased **48%** over FY 2020 to **$33.9M**
- Bookings increased **107%** over prior year
- Generated over **23%** of revenue from new products released in 2021
- Two consecutive quarters of positive cash flow*
- Non-recurring items accounted for $14.5 million of the $16.4 million net loss:
  - Two non-cash items representing $12.9 million, or $(0.30) per share
  - One-time advisory fees associated with the MVP acquisition representing $1.6 million or $(0.04) per share
- **>$36M** cash on hand at year end
- Successfully acquired and integrated Mobile Viewpoint
- Delivered technology to key worldwide events and customers
  - US Department of Defense
  - Tokyo (Summer) Olympics
  - NFL Super Bowl
  - Alabama Public Television
  - Extreme-E Racing Circuit

*after reconciliation of non-recurring items **– see reconciliation of EBITDA in our Press Release dated March 31, 2022 filed as exhibit 99.1 on Form 8-K filed with the SEC on March 31, 2022**

Q4 2021 Highlights

- Revenue of **$11m**
- **64%** growth over prior year
- Strong sales in both Live Production **($5.6m)** and MilGov **($4.5m)** – both above Q3 2021
- Continued rollout of new products with strong related sales
- Made strategic inventory investments to mitigate worldwide supply chain challenges
- Integrated Mobile Viewpoint products and organization

FY 2021 Highlights — Products and Innovation

- Successfully introduced industry leading new products:

Quantum Receiver



DVE 6100



IP Link 3.0



BaseLink 5G



- Achieved first live sports broadcast on private 5G network at MotoGP British Grand Prix
- Numerous product updates announced for launch in 2022:
  - Integrated bonded/COFDM Quantum Receiver
  - MVP TerraLink encoders
  - vPilot
  - IQ Sports Producer
  - AeroLink

FY 2021 Highlights — Operations

- Rationalized product line by **58%**
- Establish platform-based design methodology
- Reduced worldwide facility footprint by **73%**
- Completed organization restructure reducing worldwide headcount by **32%**
- Increased R&D investment by **13%**
- Productivity increased by **59%** (revenue/operations headcount)
- Successfully managed supply chain challenges to achieve growth in 2021
- Invested in strategic inventory to mitigate future supply chain risk
- The supply chain environment continues to be extremely challenging

VISLINK

Q1 2022: Strong Customer Activity

- Delivered product for use at **Beijing Winter Olympics** and **NFL Super Bowl**
- Appeared at **Mobile World Congress** with Dorna/MotoGP as one of their 5G innovation lab partners
- Launched **AeroLink**, all-new transmission product targeting airborne-based video downlink applications for law enforcement and live news & sports broadcasters, at Heli-Expo show
- Conducted >45 customer demonstrations of Mobile Viewpoint AI and 5G solutions
- Preparing shipments for upcoming **FIFA World Cup**


Vislink
Right at the heart of the action.
Vislink spotted


Vislink
Following
Ready for Super Bowl
VISLINK





Growth Opportunities

- Increasing demand for live video content in sports, media and entertainment
- Emerging demand for surveillance and reconnaissance in law enforcement and military applications
- Full suite of products
  - Capture
  - Transmission
  - Artificial Intelligence analytics
  - Dissemination
- New products driving opportunity in all segments

Q&A Session

Post-Q&A and Equipment Rundown

Major Events Back Online in 2022

April

- NAB 2022, Las Vegas, USA (broadcasting/live production)

May

- SportsInnovation, Dusseldorf, Germany (live sports)
- Media Production Show, London UK (broadcasting/live production)
- CABSAT 2022, Dubai UAE (broadcasting/live production)
- Milipol Asia-Pacific, Singapore (MilGov)
- Milipol Qatar (MilGov)

June

- 2022 NACDA & Affiliates Convention - National Association of Collegiate Directors of Athletics (live sports)

July

- APSCON, Reno, USA (MilGov)

August

- TAB (Texas Association of Broadcasters) (broadcasting/live production)

September

- IBC 2022, Amsterdam, the Netherlands (broadcasting/live production)

Thank you for attending!

Need additional information? Contact us at:

+ 1 908 852 3700

investors@vislink.com

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www.vislink.com

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